SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 27, 2009

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-6622	53-0261100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 984-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Washington Real Estate Investment Trust (“we”, “us” or “WRIT”) will enter into an indemnification agreement with each of its trustees and executive officers. Each indemnification agreement will obligate WRIT to indemnify the trustee or officer (“indemnitees”) against all judgments, penalties, fines, settlements and reasonable expenses actually incurred by the indemnitee in connection with a proceeding to which the indemnitee is, or is threatened to be made, a party by reason of his or her status as a present or former trustee or officer of WRIT or any other corporation or entity for which the indemnitee is or was serving at WRIT’s request (other than a proceeding initiated by or on behalf of us as to which the indemnitee shall have been adjudicated to be liable to us).

The indemnitee will not be entitled to indemnification if it is established that one of the following exceptions to indemnification under Maryland law exists: (a) the act or omission of the indemnitee was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the indemnitee actually received an improper personal benefit in money, property, or services or (c) in the case of any criminal proceeding, the indemnitee had reasonable cause to believe that the act or omission was unlawful.

In addition, the indemnification agreement will require us to advance reasonable expenses incurred by the indemnitee within 20 days of the receipt by us of a statement from the indemnitee requesting the advance, provided the statement evidences the expenses and is accompanied by:

•	a written affirmation of the indemnitee’s good faith belief that he or she has met the standard of conduct necessary for indemnification, and

•	a written undertaking by or on behalf of the indemnitee to repay the amount if is ultimately determined that the standard of conduct was not met.

The indemnification agreement also provides for procedures for the determination of entitlement to indemnification, including requiring such determination be made by independent counsel after a change of control of us.

The form of the indemnification agreement is attached as Exhibit 10(nn) hereto.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBITS
10(nn)	Form of Indemnification Agreement by and between WRIT and the indemnitee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST

By:	/s/ Laura M. Franklin
Laura M. Franklin
Executive Vice President Accounting,
Administration and Corporate Secretary

July 27, 2009